Capital commitments and contingent liabilities	3 Months Ended
Mar. 31, 2024
Capital commitments and contingent liabilities
Capital commitments and contingent liabilities

27.Capital commitments and contingent liabilities

27.1Capital commitments

The Group was committed to the purchase of property, plant and equipment of approximately $127.3 million at March 31, 2024 (December 31, 2023: $162.9 million).

27.2Contingent liabilities

The Group has contingent liabilities in respect of legal claims arising in the ordinary course of business. The Group reviews these matters in consultation with internal and external legal counsel to make a determination on a case-by-case basis whether a loss from each of these matters is probable, possible or remote.

The Group’s contingent liabilities in respect of litigations and claims amounted to $12.7 million at the end of the reporting period (December 31, 2023: $11.9 million).

Based on legal advice received, claims against the Group are not considered probable, thus no provisions have been made in these financial statements.

In the ordinary course of business, the Group is subject to regular tax reviews. A number of tax disputes have been raised in multiple jurisdictions, some of which are ongoing, including in Nigeria.

The Group exercises judgment and makes estimates to determine whether to recognize provisions and makes disclosures for contingent liabilities, where considered necessary.

In respect of the ongoing tax disputes, the Group is vigorously defending its position and believes that no present obligation has been established.

The Group has made a provision for uncertain tax positions and believes that the probable quantum of potential future cash outflows in relation to these tax disputes is unlikely to exceed the amount provided in this regard.